UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

SCHEDULE 14A

______________________________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ECD AUTOMOTIVE DESIGN, INC.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ECD AUTOMOTIVE DESIGN, INC.
4390 Industrial Lane
Kissimmee, Florida 34758

December 2, 2024

Dear Stockholder:

On behalf of the Board of Directors of ECD Automotive Design, Inc. (“ECD,” the “Company” or “we”), I invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held at 11:00 a.m. Eastern Time on December 17, 2024. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

ECD Automotive Design, Inc. Virtual Shareholder Meeting Information:

Meeting Date: December 17, 2024
Meeting Time: 11:00 a.m. Eastern Time

Annual Meeting-meeting webpage (information, webcast, telephone access and replay):
https://www.cstproxy.com/ecdautodesign/2024

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 5218506#

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/ecdautodesign/2024. We are first mailing these materials to our stockholders on or about December 3, 2024.

As discussed in the enclosed Proxy Statement, the purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.      Proposal 1 — A proposal to approve an amendment to the 2023 Equity Incentive Plan to increase the number of shares of common stock reserved under the Plan from 400,000 shares to 2,500,000 shares (the “Incentive Plan Amendment Proposal”);

2.      Proposal 2 — A proposal to elect Robert Machinist and Patrick Lavelle as the Class I directors to serve until the 2027 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

3.      Proposal 3 — A proposal to ratify the appointment of Barton CPA PLLC, as our independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

4.      Proposal 4 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”).

Each of the Incentive Plan Amendment Proposal, the Director Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, will be required to approve the Incentive Plan Amendment Proposals. Notwithstanding stockholder approval of the Incentive Plan Amendment Proposal, our Board will retain the right to abandon and not implement the Incentive Plan Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on November 27, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournments or postponements thereof. The notice of the Annual Meeting, Proxy Statement, and Proxy Card from our Board of Directors is first being mailed to stockholders on or about December 3, 2024.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the proposals at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Scott Wallace
Scott Wallace
Chairman and Chief Executive Officer
December 2, 2024

ECD AUTOMOTIVE DESIGN, INC.

4390 Industrial Lane

Kissimmee, Florida 34758

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 2024

December 2, 2024

To the Stockholders of ECD Automotive Design, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of ECD Automotive Design, Inc. (“ECD,” the “Company” or “we”), a Delaware corporation, will be held on December 17, 2024, at 11:00 a.m. Eastern Time. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

ECD Automotive Design, Inc. Virtual Shareholder Meeting Information:

Meeting Date: December 17, 2024

Meeting Time: 11:00 a.m. Eastern Time

Annual Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/ecdautodesign/2024

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 5218506#

The purpose of the Annual Meeting will be to consider and vote upon the following proposals:

1.      Proposal 1 — A proposal to approve an amendment to the 2023 Equity Incentive Plan to increase the number of shares of common stock reserved under the Plan from 400,000 shares to 2,500,000 shares (the “Incentive Plan Amendment Proposal”);

2.      Proposal 2 — A proposal to elect Robert Machinist and Patrick Lavelle as the Class I directors to serve until the 2027 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

3.      Proposal 3 — A proposal to ratify the appointment of Barton CPA PLLC, as our independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

4.      Proposal 4 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”).

5.      To act on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For most items, including the election of directors, your shares will not be voted unless you provide voting instructions. We encourage you to vote promptly, even if you plan to attend the Annual Meeting.

The Board of Directors has fixed the close of business on November 27, 2024 as the record date for the Annual Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors unanimously recommends that you vote “FOR” the Incentive Plan Amendment Proposal, “FOR” the Director Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal.

After reading the proxy statement, please promptly mark, sign and date the enclosed proxy card and return it by following the instructions on the proxy card or voting instruction card or vote by telephone or by Internet. If you attend the Annual Meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

The notice of the Annual Meeting, Proxy Statement, and Proxy Card from our Board of Directors is first being mailed to stockholders on or about December 3, 2024.

By Order of the Board of Directors
/s/ Scott Wallace
Scott Wallace Chairman and Chief Executive Officer
Kissimmee, Florida
December 2, 2024

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 2024. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/ECDAUTODESIGN/2024. FOR BANKS AND BROKERS, THE NOTICE OF MEETING AND THE ACCOMPANY PROXY STATEMENT ARE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/ECDAUTODESIGN/2024 THE ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS TO THE ANNUAL REPORT ON FORM 10-K WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/ECDAUTODESIGN/2024.

i

ECD AUTOMOTIVE DESIGN, INC.
4390 Industrial Lane
Kissimmee, Florida 34758

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 17, 2024
FIRST MAILED ON OR ABOUT December 3, 2024

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of ECD Automotive Design, Inc. (the “Company,” or “we”), a Delaware corporation, in connection with the Annual Meeting of Stockholders to be held on December 17, 2024 at 11a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Annual Meeting, and any adjournments or postponements thereof, as a virtual meeting via the following information:

ECD Automotive Design, Inc. Virtual Shareholder Meeting Information:

Meeting Date: December 17, 2024
Meeting Time: 11:00 a.m. Eastern Time

Annual Meeting-meeting webpage (information, webcast, telephone access and replay):
https://www.cstproxy.com/ecdautodesign/2024

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9155 (standard rates apply)

Conference ID: 5218506#

The principal executive office of the Company is 4390 Industrial Lane, Kissimmee, Florida 34758 and its telephone number, including area code, is (407) 483-4825.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.      Proposal 1 — A proposal to approve an amendment to the 2023 Equity Incentive Plan to increase the number of shares of common stock reserved under the Plan from 400,000 shares to 2,500,000 shares (the “Incentive Plan Amendment Proposal”);

2.      Proposal 2 — A proposal to elect Robert Machinist and Patrick Lavelle as the Class I directors to serve until the 2027 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

3.      Proposal 3 — A proposal to ratify the appointment of Barton CPA PLLC, as our independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

4.      Proposal 4 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”, and together with the Incentive Plan Amendment Proposal, the Director Proposal, and the Auditor Ratification Proposal, the “Proposals”);

5.      To act on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The purpose of the Incentive Plan Amendment Proposal is to allow us to increase the number of shares of Common Stock reserved for issuance under our 2023 Equity Incentive Plan.

The purpose of the Director Proposal is to re-elect Robert Machinist and Patrick Lavelle to serve as director of the Company until the 2027 annual meeting of Shareholders and until his respective successor has been elected and has qualified, or until his earlier resignation, removal or death, unless the term is otherwise fixed by a resolution of members.

The purpose of the Auditor Ratification Proposal is to ratify the Audit Committee’s appointment of Barton CPA PLLC as the Company’s independent registered public accounting firm, to audit and comment on our financial statements for the year ending December 31, 2024, and to conduct whatever audit functions are deemed necessary.

The purpose of the Adjournment Proposal is to authorize the Chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies to the extent the Chairman of the Annual Meeting deems it necessary or appropriate.

Each of the Incentive Plan Amendment Proposal, the Director Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, will be required to approve the Proposals. Notwithstanding stockholder approval of the Incentive Plan Amendment Proposal, our Board will retain the right to abandon and not implement the Incentive Plan Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on November 27, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on November 27, 2024 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof.

The shares of the Company’s Common Stock represented by all validly executed proxies received in time to be taken to the Annual Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to mail this Proxy Statement and the enclosed proxy card to our stockholders on or about December 3, 2024.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is 36,199,662. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of 18,099,831 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so- called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Amendment to the 2023 Equity Incentive Plan) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Election of Director) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Auditor ratification) is a matter that we believe will be considered “routine.”

Proposal 4 (Adjournment) is a matter that we believe will be considered “non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on these proposals except Proposal 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Votes Required	Broker Discretionary Vote Allowed
Incentive Plan Amendment Proposal	Majority of outstanding shares	No
Director Proposal	Majority of outstanding shares	No
Auditor Ratification Proposal	Majority of outstanding shares	Yes
Adjournment Proposal	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting	No

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of these proposals.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

•        You can vote your shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the each of the Proposals.

•        You can attend the Annual Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the Proposals being presented to stockholders at the Annual Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to ECD Automotive Design, Inc., 4390 Industrial Lane, Kissimmee, Florida 34758; Attention: Secretary, or call the Company promptly at (407) 483-4825.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to ECD Automotive Design, Inc., 4390 Industrial Lane, Kissimmee, Florida 34758; Attention: Secretary.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:     Why am I receiving these materials?

A:     You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares. As a stockholder, you are invited to participate in the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

Q:     What is included in these materials?

A:     These proxy materials include:

☐ this Proxy Statement for the Annual Meeting

☐ a Proxy Card for the Annual Meeting

Q:     Who is entitled to vote?

A:     Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting.

Q:     How many shares of Common Stock can vote?

A:     There were 36,199,662 shares of Common Stock outstanding as of the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of Common Stock owned by such stockholder as of the Record Date for the Annual Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q:     What may I vote on?

A:     You may vote on the following matters:

1.      Proposal 1 — A proposal to approve an amendment to the 2023 Equity Incentive Plan to increase the number of shares of common stock reserved under the Plan from 400,000 shares to 2,500,000 (the “Incentive Plan Amendment Proposal”);

2.      Proposal 2 — A proposal to elect Robert Machinist and Patrick Lavelle as the Class I directors to serve until the 2027 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

3.      Proposal 3 — A proposal to ratify the appointment of Barton CPA PLLC, as our independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

4.      Proposal 4 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”, and together with the Incentive Plan Amendment Proposal, the Director Proposal, and the Auditor Ratification Proposal, the “Proposals”);

5.      To act on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Q:     Will any other business be presented for action by stockholders at the Annual Meeting?

A:     Management knows of no business that will be presented at the Annual Meeting other than Proposals 1, 2, 3 and 4. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:     How does the Board recommend that I vote on each of the proposals?

A:     Our Board of Directors unanimously recommends that you vote “FOR” the Incentive Plan Amendment Proposal, “FOR” the Director Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal.

Q:     How do I vote my shares?

A:     The answer depends on whether you own your shares of Common Stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”):    your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” the Incentive Plan Amendment Proposal, “FOR” the Director Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares if you register to attend, and attend (virtually), the Annual Meeting pursuant to the instructions below.

If you hold your shares of the Company through a broker, bank or other nominee:    a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Annual Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q:     Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A:     Yes. We have created and implemented the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully from any location, at no cost. You will, however, bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders, regardless of size, resources or physical location, to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.

Technical Difficulties:    There will be technicians ready to assist you with any technical difficulties accessing the Annual Meeting live audio webcast. Please be sure to check in by 10:45 a.m. EDT on December 17, 2024, (15 minutes prior to the start of the meeting is recommended), so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email proxy@continentalstock.com or call 206-870-8565.

Q:     What is a proxy?

A:     A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Scott Wallace and Benjamin Piggott. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of Common Stock may be voted.

Q:     How can I vote if I own shares directly?

Many stockholders do not own shares registered directly in their name, but rather are “beneficial holders” of shares held in a stock brokerage account or by a bank or other nominee (that is, shares held “in street name”). Those stockholders should refer to “How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?” below for instructions regarding how to vote their shares.

If, however, your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. You may vote in the following ways:

•        By Mail: Votes may be cast by mail, as long as the proxy card or voting instruction card is delivered in accordance with its instructions prior to 11:59 p.m., Eastern Time, on December 16, 2024. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

•        By Phone or Internet: Stockholders may vote by phone or Internet by following the instructions included in the proxy card they received.

Whichever method you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions.

If you vote without giving specific voting instructions, your shares will be voted:

•        “FOR” the Incentive Plan Amendment Proposal.

•        “FOR” the Director Proposal.

•        “FOR” the Auditor Ratification Proposal.

•        “FOR” the Adjournment Proposal.

If no specific instructions are given, the shares will be voted in accordance with the recommendation of our Board and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.

Q:     If I hold my shares in “street name,” what is the effect if I fail to give voting instructions to my broker or other nominee?

A:     If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1 and Proposal 2 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as Proposals 3 and 4; however, they will not have this discretionary authority with respect to non-routine matters, including Proposals 1 and 2. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the outstanding shares will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q:     What if I want to change my vote or revoke my proxy?

A:     A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by attending and voting at the Annual Meeting, or submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:     What is the effect of abstentions and broker non-votes?

A:     Shares not present at the meeting and shares voted “WITHHOLD” will have no effect on the election of Directors. For the ratification of the appointment of Barton CPA PLLC, abstentions will have the same effect as an “AGAINST” vote. Abstentions and broker non-votes regarding the Incentive Plan Amendment Proposal will not be counted as votes cast and, accordingly, will not have an effect on the Incentive Plan Amendment Proposal. If you are a beneficial owner and hold your shares in “street name” in an account at a bank or brokerage firm, it is critical that you cast your vote if you want it to count in the election of Directors. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in “street name,” such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include the election of Directors. Banks and brokers may not vote on the election of Directors proposal if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to participate in the Annual Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to the Company’s Corporate Secretary.

Q:     What is a quorum?

A:     The holders of one-third of the 108,358,987 shares of Common Stock outstanding as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:     What vote is required to approve each proposal?

A:     Incentive Plan Amendment Proposal:    A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the Incentive Plan Amendment Proposal A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Director Proposal.    A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the Director Proposal A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Auditor Ratification Proposal:    A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of Common Stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Proposal	Vote Required	Broker Discretionary Voting Allowed
No. 1 – Incentive Plan Amendment Proposal	Majority: Affirmative vote of a majority of shares outstanding and eligible to vote	No
No. 2 – Director Proposal	Majority: Affirmative vote of a majority of shares outstanding and eligible to vote	No
No. 3 – Auditor Ratification Proposal	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	Yes
No. 4 – Adjournment Proposal	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	Yes

Q:     What if additional proposals are presented at the Annual Meeting?

A:     We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:     Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:     Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Executive and Director Compensation.”

Q:     How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:     Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 77.3% of our outstanding Common Stock, are expected to vote, or direct the voting of their shares, in favor of the Incentive Plan Amendment Proposal, in favor of the Director Proposal, in favor of the Auditor Ratification Proposal and in favor of the Adjournment Proposal.

Q:     Who will count the votes?

A:     Advantage Proxy, Inc. (“Advantage Proxy”) will count the votes cast by proxy. A representative of Advantage Proxy will count the votes cast at the Annual Meeting and will serve as the inspector of election.

Q:     Who can attend the Annual Meeting?

A:     All stockholders as of the Record Date are invited to attend virtually the Annual Meeting.

Q:     Are there any expenses associated with collecting the stockholder votes?

A:     The Company will bear the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our Common Stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, by electronic communications and personal solicitation by our officers, directors and employee. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. In addition, we have engaged Advantage Proxy to assist with coordinating our proxy solicitation efforts. We will pay the costs of soliciting proxies, in addition to a customary fee to Advantage Proxy for its services in serving as Inspector of Elections, hosting and coordinating the virtual meeting, vote tabulation, etc. We will also reimburse Advantage Proxy for any reasonable out-of-pocket expenses it incurs. Officers and other employees of the Company may solicit proxies in person, by electronic communication or by telephone but will receive no compensation for doing so, other than reimbursement for out-of-pocket expenses incurred.

Q:     Where can you find the voting results?

A:     Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Q:     Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

A:     Effective May 10, 2024, the Audit Committee approved the appointment of Barton CPA PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Prior to that, BF Borgers CPA, PC served as the Company’s independent registered public accounting firm. BF Borgers CPA, PC had served as the Company’s independent registered public accounting firm from April 19, 2024 through May 9, 2024. We expect that one or more representatives of Barton CPA PLLC will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Q:     Why are you being asked to ratify the selection of Barton CPA PLLC?

A:     Although stockholder approval of our Audit Committee’s selection of Barton CPA PLLC as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of Barton CPA PLLC, but will not be required to take any action.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management and involve risks and uncertainties. Forward-looking statements include statements regarding our plans, strategies, objectives, expectations and intentions, which are subject to change at any time at our discretion. Forward-looking statements include our assessment from time to time of our competitive position, the industry environment, potential growth opportunities, the effects of regulation and events outside of our control, such as natural disasters, wars or health epidemics. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions.

Forward-looking statements are merely predictions and therefore inherently subject to uncertainties and other factors which could cause the actual results to differ materially from the forward-looking statement. These uncertainties and other factors include, among other things:

•        unexpected technical and marketing difficulties inherent in major research and product development efforts;

•        our ability to remain a market innovator, to create new market opportunities, and/or to expand into new markets;

•        the potential need for changes in our long-term strategy in response to future developments;

•        our ability to attract and retain skilled employees;

•        our ability to raise sufficient capital to support our operations and fund our growth initiatives;

•        unexpected changes in significant operating expenses, including components and raw materials;

•        any disruptions or threatened disruptions to our relations with our resellers, suppliers, customers and employees, including shortages in components for our products;

•        changes in the supply, demand and/or prices for our products;

•        the complexities and uncertainty of obtaining and conducting international business, including export compliance and other reporting and compliance requirements;

•        the impact of potential security and cyber threats or the risk of unauthorized access to our, our customers’ and/or our suppliers’ information and systems;

•        changes in the regulatory environment and the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements;

•        our ability to continue to successfully integrate acquired companies into our operations, including the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs;

•        failure to develop new products or integrate new technology into current products;

•        unfavorable results in legal proceedings to which we may be subject;

•        failure to establish and maintain effective internal control over financial reporting; and

•        general economic and business conditions in the United States and elsewhere in the world, including the impact of inflation.

CORPORATE GOVERNANCE

Executive Officers and Directors

Our current executive officers and directors are as follows:

Name	Age	Title
Scott Wallace	54	Chief Executive Officer and Chairman
Benjamin Piggott	44	Chief Financial Officer
Emily Humble	38	Chief Production Officer and Director
Thomas Humble	38	Chief Experience Officer
Elliot Humble	33	Chief Technology Officer
Kevin Kastner	54	Chief Revenue Officer
Patrick Lavelle	72	Director
Thomas Wood	67	Director
Robert Machinist	71	Director

Background of Directors and Executive Officers

Scott Wallace is one of the Founders of ECD, a director and he currently serves as ECD’s Chief Executive Officer. Before joining ECD in 2023, Mr. Wallace served as RDM and marketing manager for Greene King P.L.C. and for Duke Street Capital in the UK. In those roles, Mr. Wallace was responsible for the marketing direct reports and the regional sales directors with the goal of generating revenue and maximizing ROI by means of creative and cost-effective marketing strategies while driving sales using CRM data and conversion tracking. Mr. Wallace was also a director and owner of a marketing agency, and had the benefit of being on the non-client side of marketing, which allowed him an in-depth review of skills required to integrate full in-house marketing teams and save agency fees in future businesses. As one of the original founders of ECD, Mr. Wallace’s two core skills in marketing and capital allocation were critical as the company grew revenue. Mr. Wallace holds a HND in Tourism from the University of Central England, Birmingham. Mr. Wallace is qualified to serve as a director due to his experience as ECD’s Chief Executive Officer, as well as his extensive experience in marketing and sales, the European public sector, and the venture capital industry.

Mr. Wallace’s extensive industry knowledge, investment experience and career restomod business qualify him to serve on the board of directors.

Emily Humble is one of the Founders of ECD, a director and currently serves as ECD’s Chief Production Officer and Head of Client Services. Mrs. Humble is an experienced leader within the education sector, having headed the development of new performing arts establishments within both the public and private sectors. In addition to founding ECD, in 2013, Ms. Humble started the performing arts academy, Dance Station Orlando, across the Greater Orlando Area, recruiting over 400 students within the first three (3) years. Ms. Humble sold her academy and returned to the ECD team full-time in 2020 to focus on enhancing the client experience. Ms. Humble holds a BA in Ballet Education from The Royal Academy of Dance in London, England, and a postgraduate certificate in education (PGCE) in Post Compulsory Education from the University of Wolverhampton in Sutton Coldfield, England. In her most recent position as the supervisor of the Quality Control Team, Mrs. Humble has been focused on using data to drive quality forward in not only the QC team, but within each department on the production line. Ms. Humble is qualified to serve as a director due to her experience as ECD’s Chief Product Offer and Head of Client Services, as well as her expertise in client relations and experience within both the public and private sectors.

Ms. Humble’s extensive industry knowledge and career restomod business qualify her to serve on the board of directors.

Non-Executive Directors

Thomas Wood is a director of ECD and was an independent director of EFHT. Mr. Wood is a serial entrepreneur, having started and taken multiple energy companies public over the course of his career. Since 2022, Mr. Wood has been the Executive Chairman and founder of Advanced Mining Drilling Technologies LLC, which is a private company currently developing battery metals extraction technology. He is also the Chairman and co-founder of XtremeX Mining

Technology Corp. which is a coil tubing patented mining technology targeted at precious metals and battery metals discovery and testing. In 2017, Mr. Wood was a sponsor and the CFO of National Energy Services Reunited Corp. (NASDAQ: NESR), a $200 million SPAC, that successfully completed a business acquisition with Gulf Energy SAOC and National Petroleum Services on June 6, 2018. Mr. Wood was instrumental in the IPO of the SPAC and the search of merger candidates and remains an active board member of the Company. He has over 35 years of experience in establishing and growing public and private companies that provide or use oil and gas contract drilling services. Since December 1990, he has served as the Chief Executive Officer of Round Up Resource Service Inc., a private investment company. Mr. Wood founded Xtreme Drilling Corp. (TSX: XDC), an onshore drilling and coil tubing technology company, in May 2005 and served as its Executive Chairman until May 2011 and its Chief Executive Officer and Director from May 2011 through August 2016. He is the founder of Savanna Energy Services Corp. (TSE: SVY), a North American energy services provider, where he served as the Chairman from 2001 to March 2005. He also served as Director at various companies engaged in the exploration and production of junior oil and gas, including Wrangler West Energy Corp. from April 2001 to 2014; New Syrus Capital Corporation from 1998 to 2001 and Player Petroleum Corporation from 1997 to 2001. In addition, Mr. Wood served as the President, Drilling and Wellbore Service, of Plains Energy Services Ltd. from 1997 to 2000 and Wrangler Pressure Control from 1998 to 2001. He served as the President of Round-Up Well Servicing Inc. from 1988 to 1997 and Vice President of Shelby Drilling from 1981 to 1987. Mr. Wood holds a BA in Economics from University of Calgary.

Mr. Wood’s extensive knowledge, investment experience, and career analyzing and advising companies across sectors qualify him to serve on the board of directors.

Robert B Machinist is a director of ECD. Mr. Machinist has served as Chairman of the Board of Atlantic International since its formation in October 2022, and is currently Executive Vice Chairman of Atlantic International Corp (OTC: ATLN) It is a leading provider of strategic staffing outsourced services and workforce solutions. He previously served as Chief Executive Officer and Chairman of the Board of Troika Media Group (Nasdaq: TRKA) from March 2018 until May 2022. Mr. Machinist has extensive experience both as a principal investor/operator in a broad range of businesses as well as an owner-operator of diversified investment banking operations. He has been the Vice Chairman of Pyrolyx A.G. (S26.DU),( and now it’s successor; RCB Nanotechnologies,GMBH) the first environmentally friendly and sustainable method of recovering high-grade carbon black from end-of-life-tires. Most recently he has been Chairman and an original founding Board member of CIFC Corp. (Nasdaq: CIFC), a publicly listed credit manager with over $14.0 Billion of assets under management, which was sold in December of 2016. In addition, he has been Chairman, Board of Advisors of MESA, a merchant bank specializing in media and entertainment industry transactions, which was sold to Houlihan Lokey in 2016. He has also been a partner of Columbus Nova, a leading private investment fund. He runs a private family investment company whose activities range from One Drivers Club as well as multiple investments in the health care space. Mr. Machinist previously served as managing director and head of investment banking for the Bank of New York and its Capital Markets division. Mr. Machinist was also previously president and one of the principal founders of Patricof & Co. Capital Corp. ( Apax Partners) and its successor companies. He is currently Vice-Chairman of the Maimonides Medical Center, serves on its Board of Directors, is Chairman of its Investment Committee. He has been Chairman of the American Committee for the Weizmann Institute of Science as well as a member of its Board of Directors and presently serves on its International Board of Governors and its Executive Committee. He has been a trustee and Vice Chairman of Vassar College, a member of its Executive Committee, and one of three trustees responsible for managing the College’s Endowment. He is currently a board member of Parachute Health, LLC.

Mr. Machinist’s extensive knowledge, investment experience, and career analyzing and advising companies across sectors qualify him to serve on the board of directors.

Patrick Lavelle is a director of ECD. Mr. Lavelle served in various roles in VOXX International Corp., former Audiovox Corp., since 1977, and was elected President and CEO of the company in May 2005. Mr. Lavelle has also served as Vice President of VOXX International, Senior Vice President, and President of VOXX Electronics Corp. Mr. Lavelle was elected to the VOXX International Board of Directors in 1993 and serves as a Director of most of VOXX International’s operating subsidiaries. Mr. Lavelle joined VOXX International as an audio salesman and held numerous sales management positions before being appointed Vice President of Mobile Accessory Products in 1980. Under Mr. Lavelle’s direction, VOXX International diversified into the mobile electronics category and quickly became a dominant manufacturer of automotive entertainment and security systems. By 1992, VOXX International’s Mobile Division was consolidated into VOXX Electronics Corp, and Mr. Lavelle became its first President. Under Mr. Lavelle’s management, the company has been actively growing inorganically, and it has expanded its lines and brands, including by developing a significant international business. Some of the acquired brands include well-known names such as Klipsch, RCA, Acoustic Research, Jensen, Code Alarm, Pioneer, Onkyo, as well as international brands such as Magnat, Heco, and Mac Audio. A veteran of the consumer electronics industry, Mr. Lavelle takes an active role in the Consumer Technology Association (CTA)®, where he has held several key positions over the years, such as Chairman of the In-Vehicle Electronics Board, Chairman of the Consumer Technology Association, and member of its Executive Board. Currently, Mr. Lavelle sits on the CTA Executive Board as an Industry Advisor, where he has previously served as chair. He is active in his community and serves on the Board of Trustees at his alma mater, Marist College, in New York, as well as Marist College’s Executive Board, and is Chairman of Marist’s Advancement Committee. Mr. Lavelle BA in History from Marist College in 1973.

Mr. Lavelle’s extensive knowledge, investment experience, and career analyzing and advising companies across sectors qualify him to serve on the board of directors.

Executive Officers

Benjamin Piggott is the Chief Financial Officer of ECD since September 16, 2024. Mr. Piggott was the Chairman and Chief Executive Officer of EFHT. Mr. Piggott has been a Managing Director at EF Hutton since its inception in June 2020. Prior to joining EF Hutton, Mr. Piggott was Head of Corporate Development at Laird Superfood (NYSE American: LSF), a plant-based, omni-channel natural food company based in Sisters, Oregon. Mr. Piggott had served as an investor in the company and later joined as Head of Corporate Development, assisting in capital raising efforts, including Laird Superfood’s IPO on September 23, 2020. While at Laird Superfood, Mr. Piggott built a strong pipeline of acquisition candidates in the natural food and beverage sector by vetting over 100 companies. Mr. Piggott also helped to successfully negotiate the sale of a minority equity stake in the company to Danone S.A. Prior to Laird Superfood, Mr. Piggott spent fifteen years in the investment industry, ten of which were with the Small Cap Team at Fidelity Management & Research Company where he served as both a research analyst and sector portfolio manager. Mr. Piggott also spent two years at Legg Masson Capital Management as a generalist covering small mid-cap companies. During his time on the buy-side, Mr. Piggott has been active in analyzing a number of IPO opportunities. As a result of his fifteen years of experience on the buy-side, Mr. Piggott has strong relationships with participants in the investment community that are active in SPAC IPOs and private investment in public equity, or PIPEs. During his tenure on the buy-side, Mr. Piggott covered various sectors, both domestically and internationally, including consumer, technology, healthcare, energy, industrials and utilities. Mr. Piggott received his Bachelor of Science in Finance from Bentley University in 2002 and graduated with honors.

Thomas Humble is one of the Founders of ECD and currently serves as ECD’s Chief Experience Officer and Sales Director. Mr. Humble has also served as a director for Overland Auto Transport d/b/a Luxury Automotive Transport and co-owner of Luxury Automotive Transport since 2019. Mr. Humble is a top-ranked sales director recognized for leading the sales efforts for several international organizations across Europe, including Nike Corporation, Volkswagen, Audi, and Porsche, before transitioning to self-employment in the United States. Mr. Humble has managed ECD’s business from its start in 2013, covering import/export of vehicles and all shipping logistics, sourcing vehicles for clients, managing outsourced vendors, and all interaction with clients. Over the years, Mr. Humble has been involved in everything from facility leases, hiring staff, quality control, product development, and the entire client experience. As the CXO, Mr. Humble manages every aspect of the process including client services, sales, design, client journey, delivery, and warranty. Mr. Humble is qualified to serve as a director due to his experience as ECD’s Chief Experience Officer and Sales Director, as well as his extensive operational expertise and experience in the automotive industry.

Elliot Humble is one of the Founders of ECD and currently serves as ECD’s Chief Technology Officer and Operation Manager. Mr. Humble has served as a director for Overland Auto Transport d/b/a Luxury Automotive Transport and its co-owner since 2019. Before serving as Co-Founder of ECD, Mr. Humble began his career with Halfords Auto Retailers in the U.K., where he gained experience in quality control, innovative design, capital forecasting, and vendor relations. Mr. Humble holds a degree in Sports and Exercise Science from Leeds Metropolitan University. Mr. Humble is qualified to serve as a director due to his experience as ECD’s Chief Technology Officer and Operation Manager, as well as his extensive technical and operational expertise and experience in the automotive industry.

Kevin Kastner is currently ECD’s Chief Revenue Officer. Mr. Kastner

Board Composition

The board of directors consists of five (5) members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes,

Class I directors consist of Robert Machinist and Patrick Lavelle, qualified as independent directors, whose terms will expire at our 2024 annual meeting of stockholders;

Class II directors consist of Thomas Wood, also qualified as independent directors, whose terms will expire at our 2025 annual meeting of stockholders; and

Class III directors consist of Scott Wallace and Emily Humble, whose terms will expire at our 2026 annual meeting of stockholders.

The initial term of Class I, Class II, and Class III directors will end in 2024, 2025, and 2026, respectively. Each class of directors then shall be elected to serve a three-year term. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to management. Our Board will meet on a regular basis and additionally, as required.

At each annual meeting of stockholders to be held after the initial classification, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of our board of directors may have the effect of delaying or preventing changes in our control or management.

Family Relationships

Thomas Humble and Emily Humble are husband and wife and Thomas Humble and Elliot Humble are brothers. Other than that there are no familial relationships among our directors and executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, except as described below, none of our directors or executive officers has, during the past ten years:

•        been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•        had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•        been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•        been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•        been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•        been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

The Board’s Role in Risk Oversight

The Company’s Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through the regular reporting to our Board by the audit committee. The audit committee represents our Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee reviews and discusses all significant areas of our business and summarizes for the Board all areas of risk and the appropriate mitigating factors. In addition, our Board receives periodic detailed operating performance reviews from management.

Board Meetings and Committees

During our last fiscal year, each of our directors attended at least 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of the committees on which the director served.

Independent Directors

Nasdaq’s rules generally require that independent directors must comprise a majority of listed company’s board of directors. Our Board has determined that Thomas Wood, Robert Machinist and Patrick Lavelle qualify as independent directors, as defined under the listing rules of Nasdaq, and our Board consist of a majority of independent directors, as defined under the rules of the SEC and the listing rules of Nasdaq relating to director independence requirements. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications and operations of the audit committee, as discussed below.

Committees of the Board of Directors

The Company’s Board has three standing committees: an audit committee, a compensation committee and a nominating committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors, and that the nominating committee of a listed company be comprised solely of independent directors if formed by less than 3 members. Each committee operates under a charter that was approved by the Board. The Board may from time to time establish other committees.

Audit Committee

The Company’s audit committee consists of Thomas Wood, Robert Machinist and Patrick Lavelle, each of whom is an independent director under applicable Nasdaq listing standards. Thomas Wood is chair of the audit committee. The audit committee’s duties, which are specified in the Audit Committee Charter, include, but are not limited to:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory, or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Financial Expert on Audit Committee

The Company’s audit committee will, at all times, be composed exclusively of “independent directors” who are “financially literate” as defined under applicable Nasdaq listing standards. Nasdaq’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that Thomas Wood qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

The Company’s compensation committee consists of Robert Machinist, Patrick Lavelle and Thomas Wood, each of whom is an independent director under applicable Nasdaq listing standards. Patrick Lavelle is chair of the compensation committee. The compensation committee’s duties, which are specified in the Compensation Committee Charter, include, but are not limited to:

•        determining, or recommending to the Board for determination, the compensation of our executive officers, including our chief executive officer;

•        overseeing and setting compensation for the members of our Board;

•        administering our equity compensation plans;

•        overseeing our overall compensation policies and practices, compensation plans, and benefits programs; and

•        preparing the compensation committee report that the SEC will require in our annual proxy statement.

Nominating Committee

We have established a nominating committee of the board of directors. Robert Machinist, Thomas Wood and Patrick Lavelle serve as members of our nominating committee. Robert Machinist is chair of the nominating committee Under the Nasdaq listing standards, director nominees must either be selected, or recommended for the Board’s selection, either by independent directors constituting a majority of the Board’s independent directors, in a vote in which only independent directors participate, or by a nominations committee comprised solely of independent directors.

We have adopted a compensation committee charter, which details the principal functions of the nominating committee, including:

•        determining the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”);

•        identifying and screening individuals qualified to become members of the Board, consistent with the Director Criteria;

•        making recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders, subject to approval by the Board;

•        reviewing the Board’s committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairmen annually;

•        developing and recommending to the Board for approval a policy for the review and approval of related party transactions and reviewing, approving and overseeing any transaction between the Company and any related person on an ongoing basis in accordance with the Company’s related party transaction approval policy;

•        developing and recommending to the Board for approval standards for determining whether a director has a relationship with the Company that would impair its independence;

•        reviewing and discussing with management disclosure of the Company’s corporate governance practices;

•        developing and recommending to the Board for approval an officer succession plan and reviewing it periodically with the Chief Executive Officer; and

•        reviewing any director resignation letter tendered in accordance with the Company’s director resignation policy set out in the Company’s corporate governance guidelines, and evaluating and recommending to the Board whether such resignation should be accepted.

The nominating committee will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the nominating committee considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors, including our executive officers. The full text of the code of business conduct and ethics is available on the investor relations page on our website. We intend to post any amendment to our code of business conduct and ethics, and any waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules or regulations or listing requirements of Nasdaq. Information on or that can be accessed through our website is not part of this annual report.

Clawback Policy

We have adopted Clawback Policy which is available on the investor relations page on our website.

Board Diversity

While we do not have a formal policy on diversity, our board of directors, as part of its review of potential director candidates, considers each candidate’s character, judgment, skill set, background, reputation, type and length of business experience, personal attributes, and a particular candidate’s contribution to that mix. While no particular criteria are assigned specific weights, the board of directors believes that the backgrounds and qualifications of our directors, as a group, should provide a composite mix of experience, knowledge, backgrounds and abilities that will allow our board of directors to be effective, collegial and responsive to the nature of our business and our needs, and satisfy the requirements of applicable the rules and regulations, including the rules and regulations of the SEC.

Communication with our Board of Directors

Stockholders and interested parties may communicate with our board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of ECD Automotive Design, Inc., 4390 Industrial Lane, Kissimmee, Florida 34758. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of these reports must also be furnished to us.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2023, all such reports were filed timely.

EXECUTIVE AND DIRECTOR COMPENSATION

We are currently considered an “emerging growth Company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table, as well as limited narrative disclosures regarding executive compensation for our last two completed fiscal years and an Outstanding Equity Awards at Fiscal Year End Table for our last completed fiscal year. These reporting obligations extend only to the following “Named Executive Officers,” who are the individuals who served as our principal executive officer and the next two most highly compensated executive officers as of December_31, 2024.

This section discusses material components of the executive compensation programs for ECD’s executive officers who area named in the “Summary Compensation Table” below. In 2023, ECD’s “named executive officers” and their positions were as follows:

•        Scott Wallace, Chief Executive Officer1;

•        Thomas Humble, Chief Experience Officer2;

•        Elliot Humble, Chief Technology Officer3;

•        Raymond Cole, Chief Financial Officer4; and

•        Emily Humble, Chief Product Officer5.

____________

(1)      Scott Wallace’s employment agreement is attached to the Annual Report on Form 10-K as Exhibit 10.19;

(2)      Thomas Humble’s employment agreement is attached to the Annual Report on Form 10-K as Exhibit 10.20;

(3)      Elliot Humble’s employment agreement is attached to the Annual Report on Form 10-K as Exhibit 10.21; and

(4)      Raymond Cole’s employment agreement is attached to the Annual Report on Form 10-K as Exhibit 10.22. On September 16, 2024, Mr. Cole resigned as Chief Financial Officer;. and

(5)      Emily Humble’s employment agreement is attached to the Annual Report on Form 10-K as Exhibit 10.23

This discussion may contain forward-looking statements that are based on ECD’s current plans, considerations, expectations, and determinations regarding future compensation programs.

Summary Compensation Table

The following table contains information pertaining to the compensation of ECD’s named executives for the year ending December 31, 2023.

Name of the Officer	Title	Year	Salary		Bonus(3)		Other Compensation(6)
Elliot Humble	Chief Technology Officer	2023	$100,000	(1)/$320,000(2)	—	(2)(7)	$4,000
		2022	$99,999		$21,852		$6,000
		2021	$99,999		$23,161		$6,000
Scott Wallace	Chief Executive Officer and Director	2023	$125,000	(1)/$425,000(2)	—	(2)(7)	$5,200
		2022	$130,000		$23,900		$7,200
		2021	$130,000		$20,230		$7,200
Thomas Humble	Chief Experience Officer and Director	2023	$125,000	(1)/$320,000(2)	—	(2)(7)	$5,000
		2022	$40,000	(4)	$24,150		$3,600
		2021	$85,000	(5)	$18,901		$5,400
Raymond Cole(8)	Chief Financial Officer	2023	$350,000	(2)	—	(2)(7)	$—
Emily Humble	Chief Product Officer and Director	2023	$130,000	(1)/$320,000(2)	—	(2)(7)	$5,000
		2022	$80,000		$10,400		$4,000
		2021	$40,000		$—		$—

____________

(1)      Salary prior to Business Combination

(2)      Salary post Business Combination

(3)      Does not include monthly dividends paid upon the achievement of certain KPIs.

(4)      ECD UK paid an additional $39,774 to Thomas Humble in 2022.

(5)      ECD UK paid an additional $18,568 to Thomas Humble in 2021.

(6)      Includes 401(k) match by ECD and bonus paid in that year.

(7)      Bonus to be determined by the Board in its sole discretion, which bonus may be based upon the Company’s total revenue, profitability, and any other factors, all as determined at the sole discretion of the Board.

(8)      Mr. Cole resigned as ECD’s Chief Financial Officer on September 16, 2024.

Narrative Disclosure to Summary Compensation Table

The compensation of ECD’s named executive officers generally consists of base salary and benefits. In making executive compensation decisions, the ECD’s Board has considered such factors as they deem appropriate in their exercise of discretion and business judgment, including a subjective assessment of the named executive officer’s performance, the amount of vested and unvested equity held by the officer, amounts paid to ECD’s other executive officers and competitive market conditions.

Appointment of Chief Financial Officer

Mr. Raymond Cole was appointed as the Company’s Chief Financial Officer in May 2023. In connection with this appointment, the Company entered into an employment agreement with Mr. Cole, pursuant to which he will receive an annual base salary of $350,000. Mr. Cole will also be eligible to receive a discretionary annual performance bonus and benefits described in the item below.

Subject to approval by the Board and the terms of the 2023 Equity Incentive Plan, Mr. Cole will receive a one-time grant of fully vested options for purchase of up to 100,000 shares of common stock of the Company.

On September 16, 2024, the Company received the resignation of Mr. Cole as Chief Financial Officer effective immediately. Mr. Cole’s resignation was due to personal reasons and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On September 16, 2024, Mr. Benjamin Piggott was appointed as the Company’s Chief Financial Officer by the Company’s board of directors. Pursuant to Mr. Piggott’s employment agreement with the Company, Mr. Piggott is entitled to an annual base salary of $315,000, and the Company will grant Mr. Piggott 100,000 shares of common stock on January 2, 2025.

Post-Business Combination Executive Compensation

Following the consummation of the Business Combination, the Company intends to develop an executive compensation program that is designed to align compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, retain, incentivize, and reward individuals who contribute to the long-term success of the Company. Decisions on the executive compensation program will be made by the compensation committee.

The Company entered into employment agreements with each of its Named Executive Officers (“NEOs”) it Chief Executive Officer, its Chief Financial Officer and Emily Humble in the form attached as Exhibits 10.16 to 10.20 to the Company’s Annual Report on Form 10-K, setting forth the initial terms and conditions of such officers’ employment with the Company. See Item “Directors and Executive Officers of the Company After the Business Combination”. Effective as of the closing of the Business Combination, the NEOs’ and the Chief Financial Officer’s terms of employment shall be of two (2) years, which shall automatically renew for successive one (1) year periods. Compensation shall be comprised of (i) a base salary, as described in the previous table and in the preceding item, (ii) annual or quarterly discretionary bonus, which may be based upon the Company’s total revenue, profitability, and any other factors, all as determined at the sole discretion of Company’s Board of Directors, (iii) an automobile allowance of $2,000.00 per month, (iv) full premiums that are applicable to any healthcare, vision, and/or dental benefit plans in which each NEO or the Chief Financial Officer participates (including the full premiums of such coverage with respect to the spouse of the employee), and (v) participation in the Company’s 401(k) plan.

Benefits and Perquisites

ECD provides its NEOs medical insurance with All Savers of UHC, for which ECD contributes 75% toward the medical coverage for the NEOs, while spouses and family coverage may be added at the NEOs’ expense.

Upon the closing of the Business Combination, the Company may provide the NEOs and the Chief Financial Officer with such benefits as are available to other employees of the Company. During the term of the employment, such employee will be eligible to participate in all benefit plans, practices, and programs maintained by the Company, as in effect from time to time (collectively, “Employee Benefit Plans”), to the extent consistent with applicable law and the terms of the applicable Employee Benefit Plans. The Company shall not pay any benefit to the extent the benefit would create an excise tax under the parachute rules of Section 280G of the Code.

The Company’s NEO and Chief Financial Officer will also be entitled to twenty (20) days per calendar year (prorated for partial calendar years) of paid time off and such additional paid time off as may be mutually agreed upon between the employee and the Company.

401(k) Plan

ECD maintains a 401(k) plan for employees. The 401(k) plan is intended to qualify under Section 401(a) of the Internal Revenue Service Code, so that contributions to the 401(k) plan by employees or by ECD and the investment earnings thereon, are not taxable to the employees until withdrawn, and so that contributions made by ECD, if any, will be deductible by ECD when made. Employees may elect to reduce their current compensation by up to the statutorily prescribed annual limits and to have the amount of such reduction contributed to their 401(k) plans. The 401(k) plan permits ECD to make contributions up to the limits allowed by law on behalf of all eligible employees. ECD currently makes matching contributions under its 401(k) plan in the amount of 100% of the first 3% of each employees’ contribution, and 50% of the next 2% contributed by each employee.

Equity Plans

The Company has adopted the Equity Incentive Plan, which plan was approved by stockholders at the Special Meeting. The following is a description of the terms of the Equity Incentive Plan. This description is qualified in its entirety by reference to the plan document, a copy of which is attached to the Company’s Annual Report on Form 10-K as Exhibit 10.14 and incorporated herein by reference. Any capitalized terms used below are defined within the plan document.

General.    The purposes of the Plan is to promote the interests of the Company and the stockholders of Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain consultants and advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements. Eligible individuals under the Plan may receive awards of Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Awards and Other Stock-Based Awards.

Shares Subject to Award.    The maximum number of shares reserved for the grant of awards under the Plan shall be 400,000. No recipient under the Plan may be awarded more than 100,000 shares in any calendar year, and the maximum number of shares underlying awards of Options and Stock Appreciation Rights that may be granted to an Award Recipient in any calendar year is 100,000.

Administration.    The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”), which shall have all the powers vested in it by the terms of the Plan, including exclusive authority to select the participants to the Plan; to make awards; to determine the type, size, terms and timing of the awards (which need not be uniform); to accelerate the vesting of awards granted pursuant to the Plan, including upon the occurrence of a change of control of the Company; to prescribe the form of the award agreement; to modify, amend or adjust the terms and conditions of any award; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued pursuant to the Plan. The Committee shall be selected by the Board of Directors, and shall consist solely of non-employee directors within the meaning of Rule 16b-3 and are outside directors within the meaning of Code Section 162(m).

Eligibility.    The Equity Incentive Plan is open to any directors, officers and employees of the Company or any of its Subsidiaries or Affiliates, and prospective officers and employees who have accepted offers of employment from the Company or its Subsidiaries or Affiliates.

Duration, Termination and Amendment.    Grants may be made under the Plan through the tenth (10th) anniversary of the date it is adopted by the Board and approved by the Committee. Awards outstanding as of the date of termination of the Plan shall not be affected or impaired by the termination of the Plan.

Director Compensation

Following the Business Combination, the Company implemented a compensation plan for its non-employee directors. Pursuant to this plan, non-employee directors will receive a cash payment in the amount of $12,500 per each quarterly meeting of the Company that such director attends, up to a maximum of $50,000 per year, in addition to a one-time grant of stock options to purchase up to 15,000 shares of Common Stock, exercisable at a purchase price which shall be equal to 110% of the price per share of the Common Stock at the Closing Date.

Clawback Policy

As required by the NASDAQ rules, our board of directors has adopted a clawback policy (the “Clawback Policy”) permitting the Company to seek the recovery of incentive compensation received by any the Company’s current and former executive officers (as determined by the Compensation Committee of the Company’s board of directors in accordance with Section 10D of the Exchange Act and the rules of the Nasdaq Capital Market) and such other senior executives/employees who may from time to time be deemed subject to the Clawback Policy by the Compensation Committee (collectively, the “Covered Executives”) during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the Compensation Committee. If the Compensation Committee cannot determine the amount of excess incentive compensation received by the Covered Executive directly from the information in the accounting restatement, then it will make its determination based on a reasonable estimate of the effect of the accounting restatement. Because we do not anticipate paying any cash compensation to our prospective Covered Executives, we do not anticipate paying any incentive compensation which could become subject to clawback under the Clawback Policy.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

As previously disclosed, on December 12, 2023, ECD Automotive Design, Inc., formerly known as EF Hutton Acquisition Corporation I (the “Company” or “ECD”), completed the business combination (the “Business Combination”) contemplated by the merger agreement, dated as of March 3, 2023, as amended on October 14, 2023 (the “Merger Agreement”) by and among EF Hutton Acquisition Corporation I (“EFHT”), Humble Imports Inc., d/b/a ECD Auto Design, a Florida corporation (“Humble”), ECD Auto Design UK, Ltd., an England and Wales corporation (the “ECD UK”), EFHAC Merger Sub, Inc., a Florida corporation (“Merger Sub”) and wholly-owned subsidiary of EFHT, and Scott Wallace, as the Securitiyholder Representative.

EFHT Related Person Transactions

Founder Shares

EF Hutton Partners, LLC, EFHT’s sponsor, purchased an aggregate of 3,450,000 shares of our common stock for an aggregate purchase price of $25,000. These shares are collectively referred to herein as “founder shares.” Thereafter on March 7, 2022, EFHT’s sponsor surrendered to EFHT 575,000 founder shares for cancellation, leaving the sponsor with 2,875,000 founder shares. On March 8, 2022, EFHT’s sponsor transferred an aggregate total of 708,738 founder shares. Then on April 5, 2022, three of EFHT’s initial stockholders transferred an aggregate amount of 141,624 founder shares back to EFHT’s sponsor. On May 23, 2022, EFHT’s sponsor transferred an aggregate amount of 57,500 founder shares to the other three initial stockholders.

As of July 27, 2022, the founder shares were held by the following individuals and entities (who we refer to collectively as the “initial stockholders” throughout this Form S-4) as follows: the sponsor owns 2,250,386 founder shares, EFHT’s Chief Financial Officer, Kevin M. Bush owns 91,624 founder shares, EFHT’s directors, Thomas Wood owns 50,000 founder shares, Stanley Hutton Rumbough owns 50,000 founder shares, Anne Lee owns 50,000 founder shares, Paul Hodge Jr. owns 133,248 founder shares and SHR Ventures, LLC owns 249,742 founder shares.

Prior to the IPO, EFHT entered into agreements with anchor investors that committed each anchor investor to purchase 9.9% tranches of the Units or the actual Units allocated to it. Additionally, each of the ten 9.9% anchor investors purchased 75,000 founder shares from certain initial stockholders, for a total of 750,000 founder shares, at the original purchase price of founder shares or $0.009 per share. Each anchor investor acquired from the initial founder share owners on a pro-rata basis, an indirect economic interest in the founder shares.

The Sponsor has agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees) until, with respect to 50% of the Founder Shares, the earlier of six months after the date of the consummation of a Business Combination and the date on which the closing price of EFHT’s common stock equals or exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of a Business Combination and, with respect to the remaining 50% of the Founder Shares, six months after the date of the consummation of a Business Combination, or earlier in each case if, subsequent to a Business Combination, EFHT completes a liquidation, merger, stock exchange or other similar transaction which results in all of the stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor, an affiliate of the Sponsor, or EFHT’s officers and directors may, but are not obligated to, loan EFHT funds from time to time or at any time, as may be required (“Working Capital Loans”). Each Working Capital Loan would be evidenced by a promissory note. The Working Capital Loans would either be paid upon consummation of a Business Combination, without interest, or, at the holder’s discretion, up to $1,500,000 of the Working Capital Loans may be converted into private units at a price of $10.00 per unit. The private units would be identical to the Private Units. In the event that a Business Combination does not close, EFHT may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of December 31, 2023, no Working Capital Loans were outstanding.

Related Party Extension Loans

EFHT may extend the period of time to consummate a Business Combination up to nine times, each by an additional one-month period (for a total of up to 18 months to complete a Business Combination). Pursuant to the terms of EFHT’s amended and restated certificate of incorporation and the trust agreement to be entered into between us and Continental Stock Transfer & Trust Company on September 8, 2022, in order to extend the time available for us to consummate EFHT’s initial business combination, EFHT’s sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the Trust Account $80,000 (since the underwriters’ over-allotment option was exercised in full), or $0.04 per share for each outstanding share of common stock sold in EFHT’s IPO for each one-month extension, on or prior to the date of the applicable deadline, or up to an aggregate of $720,000, or $0.36 per share if we extend for the full nine months. Any such payments would be made in the form of a non-interest bearing, unsecured promissory note. Such notes would either be paid upon consummation of a Business Combination, or, at the relevant insider’s discretion, converted upon consummation of a Business Combination into additional Private Units at a price of $10.00 per Private Unit. The Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for EFHT to complete a Business Combination. As of December 31, 2023, no such loans were outstanding.

Director Independence

Nasdaq listing standards require that a majority of EFHT’s board of directors be independent. For a description of the director independence, see the section of the Company’s Annual Report on Form 10-K entitled “EFHT’s Directors and Executive Officers — Conflicts of Interest,” above, for additional information.

Related Party Policy

EFHT’s Code of Ethics requires it to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the audit committee). The Code of Ethics defines related party transactions as transactions in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) EFHT or any of EFHT’s subsidiaries is a participant, and (iii) any (A) executive officer, director or nominee for election as a director, (B) greater than 5% beneficial owner of shares of Common Stock, or (C) immediate family member, of the persons referred to in clauses (A) and (B), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

EFHT’s audit committee, pursuant to its written charter, is responsible for reviewing and approving related party transactions to the extent that EFHT enters into such transactions. All ongoing and future transactions between EFHT and any of EFHT’s officers and directors or their respective affiliates will be on terms believed by EFHT to be no less favorable to EFHT than are available from unaffiliated third parties. Such transactions will require prior approval by EFHT’s audit committee and a majority of EFHT’s uninterested “independent” directors, or the members of the Board who do not have an interest in the transaction, in either case who had access, at EFHT’s expense, to EFHT’s attorneys or independent legal counsel. We will not enter into any such transaction unless EFHT’s audit committee and a majority of EFHT’s disinterested “independent” directors determine that the terms of such transaction are no less favorable to EFHT than those that would be available to EFHT with respect to such a transaction from unaffiliated third parties. Additionally, EFHT requires each of EFHT’s directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, EFHT has agreed not to consummate a business combination with an entity that is affiliated with any of EFHT’s insiders unless EFHT obtains an opinion from an independent investment banking firm that the business combination is fair to EFHT’s unaffiliated stockholders from a financial point of view.

Furthermore, in no event will any of EFHT’s existing officers, directors or insiders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Certain Transactions of Humble

Beginning on January 5, 2021, Humble entered into a verbal agreement with Overland Auto Transport Inc d/b/a Luxury Automotive Transport (“TransportCo”), a company which is 100% owned by Ashley Humble, Thomas Humble’s father, and has Humble as its only customer. Thomas Humble, an officer and director of Humble, and Elliot Humble, and officer of Humble, are both directors of TransportCo, however they receive no compensation for their services to TransportCo. TransportCo assists Humble with the intermediation of transportation services for ECD’s products, by locating providers of and booking the required services. TransportCo offers Humble competitive pricing for its services. The total payments to TransportCo under this agreement were $247,192.82 and $196,424,95 in 2022 and 2023, respectively. On September 27, 2023, we entered into a written agreement with TransportCo (the “TransportCo Agreement”) covering the services TransportCo provides to Humble and the compensation paid for such services. A copy of the TransportCo Agreement is attached to the Company’s Annual Report on Form 10-K as Exhibit 10.18, and is incorporated herein by reference.

On January 11, 2022, Humble entered into verbal agreements with Wallace USA, a company owned by Scott Wallace and his wife Karen Wallace, pursuant to which Wallace USA provides administrative services to ECD including the management of Humble’s Warranty Department. Payments by Humble to Wallace USA under this agreement amounted to $51,996.00 in 2022, respectively.

Recent Sales of Unregistered Securities

The Company has not sold any within the past three years which were not registered under the Securities Act except as follows:

Private Placements in Connection with the EFHT’s IPO

EF Hutton Partners, LLC, EFHT’s sponsor, purchased an aggregate of 3,450,000 shares of our common stock for an aggregate purchase price of $25,000. These shares are collectively referred to herein as “Founder Shares.” Thereafter on March 7, 2022, EFHT’s sponsor surrendered to EFHAC 575,000 founder shares for cancellation, leaving the sponsor with 2,875,000 founder shares. On March 8, 2022, EFHT’s sponsor transferred an aggregate total of 708,738 founder shares. Then on April 5, 2022, three of EFHT’s initial stockholders transferred an aggregate amount of 141,624 founder shares back to EFHT’s sponsor. On May 23, 2022, EFHT’s sponsor transferred an aggregate amount of 57,500 founder shares to the other three initial stockholders.

As of July 27, 2022, the founder shares were held by the following individuals and entities (who we refer to collectively as the “initial stockholders” throughout this Form S-4) as follows: the sponsor owns 2,250,386 founder shares, EFHT’s Chief Financial Officer, Kevin M. Bush owns 91,624 founder shares, EFHT’s directors, Thomas Wood owns 50,000 founder shares, Stanley Hutton Rumbough owns 50,000 founder shares, Anne Lee owns 50,000 founder shares, Paul Hodge Jr. owns 133,248 founder shares and SHR Ventures, LLC owns 249,742 founder shares.

Prior to the IPO, EFHT entered into agreements with certain anchor investors that committed each anchor investor to purchase 9.9% tranches of the Units or the actual Units allocated to it. Additionally, each of the ten 9.9% anchor investors purchased 75,000 founder shares from certain initial stockholders, for a total of 750,000 founder shares, at the original purchase price of founder shares or $0.009 per share. Each anchor investor acquired from the initial founder share owners on a pro-rata basis, an indirect economic interest in the founder shares.

On September 8, 2022, EFHT’s sponsor, SHR Ventures LLC, Paul Hodge, Jr. and Kevin Bush purchased an aggregate of 257,500 Private Units in a private placement at $10.00 per Private Unit.

No underwriting discounts or commissions were paid with respect to the foregoing sales.

PIPE Investment

Senior Secured Convertible Notes

On October 6, 2023, EFHT and an institutional investor (the “Lender”) entered into a definitive Stock Purchase Agreement pursuant to which EFHT agreed to issue a senior secured convertible note (the “Convertible Note”) with an aggregate principal amount equal to $15,819,209 was to be issued to the Lender in exchange for a loan in the original principal amount of $15,819,209 in a private placement to be consummated immediately prior to the consummation of the Business Combination.

On December 12, 2023, EFHT issued the Convertible Note to the Lender.

Underwriter and Vendor Shares

At the closing of the Business Combination, the Company issued an aggregate of 750,000 shares of common stock to EF Hutton LLC, in partial satisfaction of fees due to such parties in connection with the Business Combination.

Private Sale

On January 11, 2024, the Company completed the sale of 25,000 shares of Common Stock to Benjamin Piggott, a director of the Company, at a price of $10.00 per share for an aggregate purchase price of $250,000, in a private transaction. A copy of the Subscription Agreement is attached hereto as Exhibit 10.13.

Related Party Transactions Policy Following the Business Combination

Upon consummation of the Business Combination, our board of directors adopted a written Related Party Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related party transactions.” For purposes of the policy only, a “related party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related party” has a material interest.

Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related party transactions under this policy. A “related party” is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities, including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related party in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related party transaction to our audit committee (or, where review by the our audit committee would be inappropriate, to another independent body of our board of directors) for review.

Our audit committee will approve only those transactions that it determines are fair to us and in our best interests. All of the transactions described above were entered into prior to the adoption of such policy.

Related Party Policy

Our code of ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of Common Stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of the board who do not have an interest in the transaction, in either case who have access, at our expense, to its attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we will require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The percentages below are based on 36,199,662 shares of the Company’s Common Stock issued and outstanding as of the date of this Proxy Statement, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the rights included in the units or the private rights issued pursuant to the Company’s initial public offering as these rights are not convertible until consummation of the Company’s initial Business Combination.

The following table sets forth as of November 27, 2024 the number of shares of Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of Common Stock (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of November 27, 2024, we had 36,199,662 shares of Common Stock issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record of beneficial rights included in the units or the private rights issued pursuant to the Company’s initial public offering as these rights are not convertible until consummation of the Company’s initial business combination.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock		%
Emily Humble	12,240,000		38.4%
Thomas Humble	5,280,000		16.6%
Elliot Humble	1,200,000		3.8%
Scott Wallace	5,280,000		16.6%
Raymond Cole	—		—
Patrick Lavelle	—		—
Robert Machinist	—		—
Thomas Wood	50,000		*
Benjamin Piggott	631,640	(2)	2.0%
All directors and executive officers after the Business Combination as a group (9 individuals)	24,658,640		77.3%
Five Percent Holders
Defender SPV LLC	2,020,203		6.3%

____________

*        Less than 1%

(1)      Unless otherwise indicated, the business address of each of our officers and directors is 4390 Industrial Lane, Kissimmee, Florida 34758.

(2)      Does not include warrants to acquire 70,834 shares of Company Common Stock at $11.50 per share.

Securities Authorized for Issuance Under Equity Compensation Plans

The were 400,000 shares of Common Stock authorized for issuance under our incentive plans as of December 31, 2023.

PROPOSAL 1: INCENTIVE PLAN AMENDMENT PROPOSAL

At the Annual Meeting, we are proposing to approve an amendment to the ECD Automotive Design, Inc. 2023 Equity Incentive Plan (the “2023 Equity Plan”) to increase the number of shares subject to the 2023 Equity Plan from 400,000 shares to 2,500,000 shares. The purpose of the amendment to the 2023 Equity Plan is to advance the interests of ECD and its stockholders by enabling ECD and its subsidiaries to attract and retain qualified individuals to perform services, to provide incentive compensation for such individuals in a form that is linked to the growth and profitability of ECD and increases in stockholder value, and to provide opportunities for equity participation that align the interests of recipients with those of its stockholders.

Required Vote

This Incentive Plan Amendment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Incentive Plan Amendment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Recommendation of the Board

The Board recommends a vote “FOR” the adoption of the Incentive Plan Amendment Proposal.

PROPOSAL 2: THE DIRECTOR PROPOSAL

Our Board consists of five members. Directors are divided into three classes.

Class I directors consist of Robert Machinist and Patrick Lavelle, qualified as independent directors, whose terms will expire at our 2024 annual meeting of stockholders;

Class II directors consist of Thomas Wood, also qualified as independent directors, whose terms will expire at our 2025 annual meeting of stockholders; and

Class III directors consist of Scott Wallace and Emily Humble, whose terms will expire at our 2026 annual meeting of stockholders.

At each annual meeting of stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following their year of election. After this election, the terms of Class I, II and III directors will expire at the annual meeting of stockholders to be held in 2027, 2025 and 2026 respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified. Robert Machinist and Patrick Lavelle are Class I directors whose terms will expire at this 2024 annual meeting of stockholders and stand for re-election at the Annual Meeting.

The Nominating and Corporate Governance Committee of the Board of Directors has nominated Robert Machinist and Patrick Lavelle for re-election as Class I directors at the Annual Meeting, each for a three-year term that will end in 2027 or until their successors are elected and qualified. All of the nominees recommended by the Board are currently serving as directors, and each nominee has consented to serve as a nominee for election to the Board, to being named in this Proxy Statement and, if elected by our stockholders, to serve as members of the Board until our 2027 annual meeting. The persons designated as proxies in the accompanying proxy card intend to vote “FOR” such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board, if any person is so nominated.

Class I Directors

Term expiring at this 2024 annual meeting of stockholders–

Nominated for re-election

Name:	Age	Title
Robert Machinist	70	Director
Patrick Lavelle	71	Director

Robert B Machinist is a director of ECD. Mr. Machinist has served as Chairman of the Board of Atlantic International since its formation in October 2022, and is currently Executive Vice Chairman of Atlantic International Corp (OTC: ATLN) It is a leading provider of strategic staffing outsourced services and workforce solutions. He previously served as Chief Executive Officer and Chairman of the Board of Troika Media Group (Nasdaq: TRKA) from March 2018 until May 2022. Mr. Machinist has extensive experience both as a principal investor/operator in a broad range of businesses as well as an owner-operator of diversified investment banking operations. He has been the Vice Chairman of Pyrolyx A.G. (S26.DU),( and now it’s successor; RCB Nanotechnologies,GMBH) the first environmentally friendly and sustainable method of recovering high-grade carbon black from end-of-life-tires. Most recently he has been Chairman and an original founding Board member of CIFC Corp. (Nasdaq: CIFC), a publicly listed credit manager with over $14.0 Billion of assets under management, which was sold in December of 2016. In addition, he has been Chairman, Board of Advisors of MESA, a merchant bank specializing in media and entertainment industry transactions, which was sold to Houlihan Lokey in 2016. He has also been a partner of Columbus Nova, a leading private investment fund. He runs a private family investment company whose activities range from One Drivers Club as well as multiple investments in the health care space. Mr. Machinist previously served as managing director and head of investment banking for the Bank of New York and its Capital Markets division. Mr. Machinist was also previously president and one of the principal founders of Patricof & Co. Capital Corp. ( Apax Partners) and its successor companies. He is currently Vice-Chairman of the Maimonides Medical Center, serves on its Board of Directors, is Chairman of its Investment Committee. He has been Chairman of the American Committee for the Weizmann Institute of Science as well as a member of its Board of Directors and presently serves on its International Board of Governors and its Executive Committee. He has been a trustee and Vice Chairman of Vassar College, a member of its Executive Committee, and one of three trustees responsible for managing the College’s Endowment. He is currently a board member of Parachute Health, LLC.

Mr. Machinist’s extensive knowledge, investment experience, and career analyzing and advising companies across sectors qualify him to serve on the board of directors.

Patrick Lavelle is a director of ECD. Mr. Lavelle served in various roles in VOXX International Corp., former Audiovox Corp., since 1977, and was elected President and CEO of the company in May 2005. Mr. Lavelle has also served as Vice President of VOXX International, Senior Vice President, and President of VOXX Electronics Corp. Mr. Lavelle was elected to the VOXX International Board of Directors in 1993 and serves as a Director of most of VOXX International’s operating subsidiaries. Mr. Lavelle joined VOXX International as an audio salesman and held numerous sales management positions before being appointed Vice President of Mobile Accessory Products in 1980. Under Mr. Lavelle’s direction, VOXX International diversified into the mobile electronics category and quickly became a dominant manufacturer of automotive entertainment and security systems. By 1992, VOXX International’s Mobile Division was consolidated into VOXX Electronics Corp, and Mr. Lavelle became its first President. Under Mr. Lavelle’s management, the company has been actively growing inorganically, and it has expanded its lines and brands, including by developing a significant international business. Some of the acquired brands include well-known names such as Klipsch, RCA, Acoustic Research, Jensen, Code Alarm, Pioneer, Onkyo, as well as international brands such as Magnat, Heco, and Mac Audio. A veteran of the consumer electronics industry, Mr. Lavelle takes an active role in the Consumer Technology Association (CTA)®, where he has held several key positions over the years, such as Chairman of the In-Vehicle Electronics Board, Chairman of the Consumer Technology Association, and member of its Executive Board. Currently, Mr. Lavelle sits on the CTA Executive Board as an Industry Advisor, where he has previously served as chair. He is active in his community and serves on the Board of Trustees at his alma mater, Marist College, in New York, as well as Marist College’s Executive Board, and is Chairman of Marist’s Advancement Committee. Mr. Lavelle BA in History from Marist College in 1973.

We believe Mr. Lavelle’s extensive knowledge, investment experience, and career analyzing and advising companies across sectors qualify him to serve on the board of directors.

Required Vote

Each of the Class I Directors, Robert Machinist and Patrick Lavelle will be elected to serve until the 2027 annual meeting of stockholders or until his or her successor is duly elected if he or she receives the affirmative vote of a plurality of the shares of the Company’s Common Stock, represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote. There is no cumulative voting in the election of directors.

Recommendation of the Board

The Board recommends a vote “FOR” the re-election of Robert Machinist and Patrick Lavelle to the Board as Class I Directors.

PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Barton CPA PLLC (“Barton CPA” as our independent registered public accounting firm for the fiscal year ending December 31, 2024. We are submitting our selection of Barton CPA as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. We expect that one or more representatives of Barton CPA will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace Barton CPA as our independent registered public accounting firm, and the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by the stockholders of the Company, the Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, the Audit Committee determines its decision regarding the independent registered public accounting firm to be in the best interests of the Company.

The financial statements of the Company for the fiscal years ended December 31, 2023 and 2022 were audited by BF Borgers CPA, PC (“Borgers”). On May 3, 2024, the Securities and Exchange Commission (the “SEC”) announced that it had settled charges against Borgers that it failed to conduct audits in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”). As part of the settlement, Borgers agreed to a permanent ban on appearing or practicing before the SEC. Based upon the fact that Borgers was permanently banned on appearing or practicing before the SEC, on May 9, 2024, the Company dismissed Borgers as its independent accountant. The decision to dismiss Borgers as the Company’s independent registered public accounting firm was approved by the audit committee of the Company’s board of directors.

Borgers’ reports on the Company’s financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through May 3, 2024, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, with Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Borgers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events that existed within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto. On May 10, 2024, upon the approval of the Audit Committee, of the Company’s board of directors, the Company engaged Barton CPA as the Company’s independent registered public accounting firm to audit the Financial Statements, effective immediately.

Neither the Company nor anyone acting on its behalf consulted with Barton CPA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and neither a written report nor oral advice was provided to the Company by Barton CPA that Barton CPA concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

All of the above services were approved by the Audit Committee. In accordance with the Sarbanes-Oxley Act of 2002, as amended, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of our independent registered public accounting firm for such services.

Required Vote

This Auditor Ratification Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Auditor Ratification Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the selection of Barton CPA PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Annual Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Incentive Plan Amendment Proposal, (ii) to approve the Director Proposal, (iii) approve the Auditor Ratification Proposal, or (iv) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting; provided that the Annual Meeting is reconvened as promptly as practical thereafter (we refer to this proposal as the “Adjournment Proposal”).

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Chairman will not adjourn the Annual Meeting to a later date.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Recommendation of the Board

The Board recommends a vote “FOR” adoption of the Adjournment Proposal.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2023 with management and with our independent registered public accounting firm. In addition, the Audit Committee has discussed the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements, with our independent registered public accounting firm for the fiscal year ended December 31, 2023. The Audit Committee has also received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the independent registered public accounting firm’s independence from us) and has discussed with our independent registered public accounting firm their independence from us. We also considered whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Securities Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2025
ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2025 annual meeting of stockholders (the “2025 Annual Meeting”). These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to the Chief Executive Officer at our principal executive offices no later than the close of business on August 17, 2024 (120 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our Governance Committee reviews all stockholder proposals and makes recommendations to the Board for actions on such proposals.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, 3 and 4, in the Notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, ECD AUTOMOTIVE DESIGN, INC., 4390 Industrial Lane, Kissimmee, Florida 34758, we will provide without charge to each person requesting a copy of our 2023 Annual Report on Form 10-K, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, end you may ask any questions you may have about the Extension Amendment by contacting the Company’s proxy solicitor at the following:

Advantage Proxy, Inc.
Attention: Karen Smith
Toll Free: 877-870-8565
Collect: 206-870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later 72 hours prior to the meeting date.

By Order of the Board of Directors
/s/ Scott Wallace
Scott Wallace Chairman and Chief Executive Officer

PROXY CARD

ECD AUTOMOTIVE DESIGN, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott Wallace and Benjamin Piggott as proxies of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of ECD Automotive Design, Inc. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on December 17, 2024 at 11:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated December 2, 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.    PROPOSAL 1. INCENTIVE PLAN AMENDMENT PROPOSAL —

	For	Against	Abstain

A proposal to approve an amendment to the 2023 Equity Incentive Plan to increase the number of shares of common stock reserved under the Plan from 400,000 shares to 2,500,000 shares.	☐	☐	☐

2.    PROPOSAL 2. DIRECTORS PROPOSAL —

For	Against	Abstain

A proposal to elect Robert Machinist as a Class I director to serve until the 2027 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death.

☐	☐	☐
For	Against	Abstain

A proposal to elect Patrick Lavelle as a Class I director to serve until the 2027 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death.

☐	☐	☐

3.    PROPOSAL 3. AUDITOR RATIFICATION PROPOSAL —

	For	Against	Abstain

A proposal to ratify the appointment of Barton CPA PLLC, as our independent registered public accounting firm for the year ending December 31, 2024.	☐	☐	☐

4.    PROPOSAL 4. ADJOURNMENT PROPOSAL —

For	Against	Abstain

A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate.

☐	☐	☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one):            Yes            No

Number of attendees: __________________________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.